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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of GelTex Pharmaceuticals, Inc. on Form S-4 of our report dated February 12, 1999, appearing in the Proxy Statement/Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.





 /s/ DELOITTE & TOUCHE LLP
----------------------------
     DELOITTE & TOUCHE LLP


Certified Public Accountants
Jacksonville, Florida
October 4, 1999